UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-32835
(Commission File Number)

33-0956433
(IRS Employer Identification No.)

11 Ben Gurion St., 54100 Givat Shmuel, Israel
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 972 3 5774475

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

From April 18, 2006 through April 23, 2006, all of the officers and directors of Gammacan International, Inc. executed amendments to their respective Indemnity Agreements between the Gammacan International, Inc. and each of such individuals. The effect of this amendment is to provide that in the event of a breach of duty or intentional misconduct by an officer or director, the undertakings of Gammacan International, Inc. to provide indemnification shall be invalidated only to the extent that a final court judgment affirms the allegations or that the officer or director admits the allegations.

ITEM 9.01. Financial Statements and Exhibits.

10.01	Form of Addendum to Indemnity Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMMACAN INTERNATIONAL, INC.

Date: April 26, 2006	By:	/s/ Chaime Orlev
Chaime Orlev,
Chief Financial Officer